EXHIBIT 99.1

[GRAPHIC OMITTED]

FOR IMMEDIATE RELEASE                                CONTACT: Timothy W. Henry
                                                     Telephone: (704) 344.8150
                                                     Email: Thenry@fairpoint.com



           FAIRPOINT REPORTS STABLE OPERATING RESULTS FOR THE TWELVE-
                           MONTHS ENDED DEC. 31, 2003


CHARLOTTE, N.C. (March 22, 2004) - FairPoint Communications, Inc. ("FairPoint") today announced its financial results for the twelve-months and the fourth-quarter ended Dec. 31, 2003.

Highlights of FairPoint's twelve-months financial results compared with the same period one year ago include:

    o   Consolidated revenues increased 0.3 percent to $231.4 million.
    o Adjusted consolidated 2003 earnings from continuing operations before interest, taxes, depreciation and amortization increased 0.7 percent to $132.6 million.
    o Closing of Community Service Telephone Co. ("CST") acquisition occurred on Dec. 1, 2003. CST, located adjacent to FairPoint's other Maine properties, contributed 13,280 access line equivalents at year-end.
    o Access line equivalents (voice access lines plus DSL served over those access lines) increased 8.2 percent to 264,308 compared to Dec. 31, 2002. Access line equivalents, excluding acquisitions, increased 2.8 percent.
    o   DSL customers grew to 17,937, an increase of 169%.


Results for the twelve-month period ended Dec. 31, 2003

FairPoint reported twelve-months consolidated revenues from continuing operations of $231.4 million, a 0.3 percent increase, compared to $230.8 million for the twelve-months ended Dec. 31, 2002. The increase is mainly attributable to the acquisition of CST and the growth in data and Internet services.

FairPoint reported consolidated net income of $1.7 million for the twelve-month period compared to $13.2 million for the same period in 2002. 2003 consolidated net income included income from discontinued operations of the CLEC business and the South Dakota properties of $9.9 million compared to $21.9 million for 2002. Also, effective July 1, 2003, FairPoint adopted SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which requires that FairPoint report the dividends and accretion associated with its Preferred Shares subject to Mandatory

FairPoint Communications, Inc.
March 22, 2004


Redemption as interest expense. This non-cash interest expense was $9.0 million while no such expense was recorded in 2002.

Adjusted Consolidated EBITDA (excluding non-cash items and including cash distributions from investments) was $132.6 million in the twelve-month period in 2003, a 0.7 percent increase from $131.7 million for the same period in 2002.

Total access line equivalents (voice access lines plus DSL served over those access lines) were 264,308 on Dec. 31, 2003. Voice access lines were 246,371 and DSL totaled 17,937. Access line equivalents from existing operations (excluding acquisitions) were 251,028 on Dec. 31, 2003, an increase of 1.0 percent from 248,589 on Sept. 30, 2003 and 2.8 percent from 244,257 at Dec. 31, 2002.


Results for the three-months ended Dec. 31, 2003

FairPoint reported fourth-quarter consolidated revenues from continuing operations of $59.8 million, a 0.9 percent decrease, compared to $60.3 million for the three-months ended Dec. 31, 2002.

FairPoint reported a consolidated net loss of $3.4 million compared to $4.3 million for the same period in 2002. During the three months ended December 31, 2003, FairPoint reported non-cash interest expense of $4.6 million upon its adoption of SFAS 150 as previously discussed, which was not an expense in 2002.

Adjusted Consolidated EBITDA (excluding non-cash items and including cash distributions from investments) was $32.8 million, a 1.8 percent increase from $32.2 million for the same period in 2002. This increase was primarily attributable to a decrease in cash operating expenses.

See the attached "EBITDA Reconciliation" table for an explanation of our calculation of EBITDA, Adjusted Consolidated EBITDA and a reconciliation of such items to net income (loss).

About FairPoint

FairPoint Communications, Inc. is one of the leading providers of telecommunications services to rural communities across the country. Incorporated in 1991, FairPoint's mission is to acquire and operate telecommunications companies that set the standard of excellence for the delivery of service to rural communities. Today, FairPoint owns and operates 26 rural local exchange companies located in 17 states. FairPoint serves customers which represent 264,308 access line equivalents (voice access lines plus DSL served over those access lines) and offers an array of services including local voice, long distance, DSL, data and Internet.

FairPoint Communications, Inc.
March 22, 2004


Forward Looking Statement

The statements in this news release that are not historical facts are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors which are discussed in previous FairPoint Communications, Inc. filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, acquisitions and divestitures, growth and expansion risks, the availability of equipment, materials, inventories and programming, product acceptance, and the ability to construct, expand and upgrade its services and facilities. FairPoint does not undertake to update any forward-looking statements in this news release or with respect to matters described herein.

                                       ###



Attachments

                         FairPoint Communications, Inc.

                Consolidated Comparative Financial Information

        For the Three and Twelve Months Ended December 31, 2003 and 2002


($ million)  (Unaudited)                                      Three-Months Ended                  Three-Months Ended
                                                                  12/31/03                             12/31/02
                                                             --------------------                 -------------------
Consolidated Results from Continuing Operations:
     Revenues                                              $              59,769                $             60,315
     Operating expenses                                                   41,487                              43,768
                                                             --------------------                 -------------------
     Income from operations                                               18,282                              16,547
     Other expense                                                       (22,364)(1)(2)                      (20,806)(3)(4)
                                                             --------------------                 -------------------
     Income from continuing operations before income taxes                (4,082)                             (4,259)

     Income taxes                                                            486                                 (93)
     Minority Interest in income of subsidiaries                              (1)                                 (1)
     Income (loss) from discontinued operations                                -                             (19,425)
     Gain on disposal of assets of discontinued operations                   195                              19,500
                                                             --------------------                 -------------------
     Net income (loss)                                     $              (3,402)               $             (4,278)
                                                             ====================                 ===================

     Adjusted Consolidated EBITDA                          $              32,796                $             32,220
     Free Cash Flow                                                       (2,770)                             (7,618)

     Other information:
     ------------------
     Gross property, plant and equipment                   $             674,554                $            624,091
     Capital expenditures                                                 13,982                              19,446
     Interest expense (adjusted for amortization and swap
       interest)                                                          21,053                              18,929

============================================================================================================================
                                                              Twelve-Months Ended                 Twelve-Months Ended
                                                                  12/31/03                             12/31/02
                                                             --------------------                 -------------------
Consolidated Results from Continuing Operations:
     Revenues                                              $             231,432                $            230,819
     Operating expenses                                                  159,292                             157,499
                                                             --------------------                 -------------------
     Income from operations                                               72,140                              73,320
     Other expense                                                       (80,624)(5)(6)(7)(8)(9)             (81,494)(10)(11)
                                                             --------------------                 -------------------
     Income from continuing operations before income taxes                (8,484)                             (8,174)
     Income taxes                                                            236                                (518)
     Minority Interest in income of subsidiaries                              (2)                                 (2)
     Income (loss) from discontinued operations                            1,929                               2,433
     Gain on disposal of assets of discontinued operations                 7,992                              19,500
                                                             --------------------                 -------------------
     Net income (loss)                                     $               1,671                $             13,239
                                                             ====================                 ===================

     Adjusted Consolidated EBITDA                          $             132,574                $            131,656
     Free Cash Flow                                                        9,860                              10,644

     Other information:
     ------------------
     Gross property, plant and equipment                   $             674,554                $            624,091
     Capital expenditures                                                 33,595                              38,803
     Interest expense (adjusted for amortization and swap
       interest)                                                          85,137                              76,229
     Access line equivalents                                             264,308                             248,581
         Residential access lines                                        196,145                             189,803
         Business access lines                                            50,226                              51,810
         DSL lines                                                        17,937                               6,968

Footnotes:
(1) Includes realized and unrealized losses on interest rate swaps of $0.2 million for the three months ended December 31, 2003.
(2) Includes $4.6 million dividends and accretion on preferred shares subject to mandatory redemption for the three months ended December 31, 2003.
(3) Includes realized and unrealized losses on interest rate swaps of $1.7 million for the three months ended December 31, 2002.
(4) Includes $5.1 million impairment of Choice One stock and cellular investments for the three months ended December 31, 2002.
(5) Includes $3.5 million gain on extinguishment of debt for the twelve months ended December 31, 2003.
(6) Includes $5.0 million write off of loan origination costs for the twelve months ended December 31, 2003.
(7) Includes realized and unrealized losses on interest rate swaps of $1.4 million for the twelve months ended December 31, 2003.
(8) Includes $9.0 million dividends and accretion on preferred shares subject to mandatory redemption for the twelve months ended December 31, 2003.
(9) Includes $0.6 million gain on sale of impaired investments for the twelve months ended December 31, 2003.
(10) Includes realized and unrealized losses on interest rate swaps of $9.6 million for the twelve months ended December 31, 2002.
(11) Includes $12.6 million impairment of Choice One stock and cellular investments for the twelve months ended December 31, 2002.

                         FairPoint Communications, Inc.

      Sequential Financial Information for the Quarters ending December 31,
         September 30, June 30 and March 31, 2003 and December 31, 2002


($ million) (Unaudited)               Three-Months     Three-Months      Three-Months      Three-Months       Three-Months
                                     Ended 12/31/03    Ended 9/30/03     Ended 6/30/03     Ended 3/31/03     Ended 12/31/02
                                    ----------------- ----------------  ----------------  ----------------  ----------------
Consolidated Results:
    Revenues:
      Local calling services        $         14,343  $        14,311   $        14,007   $        13,416   $        13,573
      USF - high cost loop support             4,642            4,394             4,866             5,001             6,261
      Interstate access revenue               17,527           17,194            16,364            15,479            18,667
      Intrastate access revenue               11,344           10,959            10,857            10,808            10,934
      Long distance services                   3,767            4,052             3,853             3,769             3,689
      Data and internet services               3,847            3,344             3,205             3,036             2,797
      Other services                           4,299            4,312             4,133             4,303             4,394
                                    ----------------- ----------------  ----------------  ----------------  ----------------
    Total revenues                            59,769           58,566            57,285            55,812            60,315
    Operating expenses                        41,487           40,738            39,383            37,684            43,768
                                    ----------------- ----------------  ----------------  ----------------  ----------------
    Income from operations                    18,282           17,828            17,902            18,128            16,547
    Other income (expense)                   (22,364)         (22,055)          (18,883)          (17,322)          (20,806)
                                    ----------------- ----------------  ----------------  ----------------  ----------------
    Earnings (loss) from continuing
      operations before income taxes          (4,082)          (4,227)             (981)              806            (4,259)
    Income taxes                                 486               18              (131)             (137)              (93)
    Minority interest in income of
      subsidiaries                                (1)               -                 -                (1)               (1)
    Income (loss) from discontinued
      operations                                   -              695               608               626           (19,425)
    Gain on disposal of assets of
      discontinued operations                    195            7,797                                                19,500
                                    ----------------- ----------------  ----------------  ----------------  ----------------
    Net income (loss)               $         (3,402) $         4,283   $          (504)  $         1,294   $        (4,278)
                                    ================= ================  ================  ================  ================


Free Cash Flow:
Adjusted Consolidated EBITDA                  32,796  $        32,709   $        34,014   $        33,055            32,220
Less:
    Scheduled principal payments               1,017            1,045             1,231               925             1,370
    Interest expense (adjusted for
      amortization and swap
      interest)                               21,053           22,031            22,264            19,789            18,929
    Capital expenditures                      13,982            9,261             6,911             3,441            19,446
    Income taxes                                (486)             (18)              131               137                93
                                    ----------------- ----------------  ----------------  ----------------  ----------------
Consolidated Free Cash Flow         $         (2,770) $           390   $         3,477   $         8,763   $        (7,618)
                                    ================= ================  ================  ================  ================
                                     Twelve-Months                                                           Twelve-Months
                                     Ended 12/31/03                                                          Ended 12/31/02
                                    -----------------                                                       ----------------
Free Cash Flow:
Adjusted Consolidated EBITDA        $        132,574                                                        $       131,656
Less:
    Scheduled principal payments               4,218                                                                  5,462
    Interest expense (adjusted
       for amortization and swap
       interest)                              85,137                                                                 76,229
    Capital expenditures                      33,595                                                                 38,803
    Income taxes                                (236)                                                                   518
                                    -----------------                                                       ----------------
Consolidated Free Cash Flow         $          9,860                                                        $        10,644
                                    =================                                                       ================


    Other information:
    Gross property, plant and
      equipment                     $        674,554  $       636,844   $       630,671   $       635,915   $       624,091
    Capital expenditures                      13,982            9,261             6,911             3,441            19,446
    Interest expense (adjusted
      for amortization and swap
      interest)                               21,053           22,031            22,264            19,789            18,929
    Access line equivalents                  264,308          248,589           251,597           249,717           248,581
      Residential access lines               196,145          187,523           191,089           191,626           189,803
      Business access lines                   50,226           48,795            50,312            47,892            51,810
      DSL lines                               17,937           12,271            10,196            10,199             6,968

                         FairPoint Communications, Inc.

                                     EBITDA
                                 RECONCILIATION

        For the Three and Twelve Months Ended December 31, 2003 and 2002


                                                                               Three-Months Ended             Three-Months Ended
($ million) (Unaudited)                                                             12/31/03                       12/31/02
                                                                            -------------------------      -------------------------

Net income (loss)                                                         $                   (3,402)    $                   (4,278)
(Income) loss from discontinued operations                                                      (195)                           (75)
                                                                            -------------------------      -------------------------
Loss from continuing operations                                                               (3,597)                        (4,353)
Adjustments:
     Interest expense                                                                         25,585                         17,279
     Provision for income tax expense (benefit)                                                 (486)                            93
     Depreciation and amortization                                                            11,908                         11,799
                                                                            -------------------------      -------------------------
EBITDA                                                                                        33,410                         24,818
     Net gain (loss) on sale of investments and other assets                                     (13)                          (124)
     Impairment on investments                                                                     -                          5,127
     Equity in net earnings of investees                                                      (2,857)                        (2,258)
     Distributions from investments                                                            2,124                          1,924
     Realized and unrealized (gains) losses on interest rate swaps                               177                          1,674
     Stock based compensation                                                                     15                          1,121
     Non-cash dividend income                                                                    (60)                           (62)
                                                                            -------------------------      -------------------------
Adjusted Consolidated EBITDA                                              $                   32,796     $                   32,220
                                                                            =========================      =========================


====================================================================================================================================
                                                                               Twelve-Months Ended            Twelve-Months Ended
                                                                                    12/31/03                       12/31/02
                                                                            -------------------------      -------------------------
Net income (loss)                                                         $                    1,671     $                   13,239
(Income) loss from discontinued operations                                                    (9,921)                       (21,933)
                                                                            -------------------------      -------------------------
Loss from continuing operations                                                               (8,250)                        (8,694)
Adjustments:
     Interest expense                                                                         90,224                         69,520
     Provision for income tax expense (benefit)                                                 (236)                           518
     Depreciation and amortization                                                            48,089                         46,310
                                                                            -------------------------      -------------------------
EBITDA                                                                                       129,827                        107,654
     Net gain (loss) on sale of investments and other assets                                    (608)                           (34)
     Impairment on investments                                                                     -                         12,568
     Equity in net earnings of investees                                                     (10,092)                        (7,798)
     Distributions from investments                                                           10,775                          9,018
     Realized and unrealized (gains) losses on interest rate swaps                             1,387                          9,577
     Loss on early retirement of debt                                                          1,503                              -
     Stock based compensation                                                                     15                            924
     Non-cash dividend income                                                                   (233)                          (253)
                                                                            -------------------------      -------------------------
Adjusted Consolidated EBITDA                                              $                  132,574     $                  131,656
                                                                            =========================      =========================


"EBITDA" means net income (loss) before income (loss) from discontinued operations, interest expense, income taxes, and depreciation and amortization. Adjusted Consolidated EBITDA is EBITDA as adjusted for the items noted in the above reconciliation. We believe EBITDA and Adjusted Consolidated EBITDA are useful to investors because they are commonly used in the communications industry to analyze companies on the basis of operating performance and leverage. We believe EBITDA and Adjusted Consolidated EBITDA allow for a standardized comparison between companies in the industry, while minimizing the differences from depreciation policies, financial leverage and tax strategies. EBITDA and Adjusted Consolidated EBITDA are also used in covenants in credit facilities and high yield debt indentures to measure a borrower's ability to incur debt and for other purposes, and may be the preferred measure for these purposes. Covenants in our credit facility and in the indentures governing our senior subordinated notes and senior notes that limit our ability to incur debt are based on EBITDA and Adjusted Consolidated EBITDA. In addition, Adjusted Consolidated EBITDA is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results. While providing useful information, EBITDA and Adjusted Consolidated EBITDA should not be considered in isolation or as a substitute for consolidated statement of operations and cash flows data prepared in accordance with generally accepted accounting principles.



                               PART I. FINANCIAL INFORMATION
                                    Financial Statements

                      FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                           Condensed Consolidated Balance Sheets
===========================================================================================
                                                          December 31,      December 31,
                                                              2003              2002
                                                        -----------------  ----------------
 Assets
-------------------------------------------------------------------------------------------
                                                             (Dollars in thousands)
Current assets:
   Cash                                               $            5,603             5,394
   Accounts receivable, net                                       28,845            25,024
   Other                                                           7,545             5,463
   Assets of discontinued operations                                 105               806
   Assets held for sale                                               --            16,647
-------------------------------------------------------------------------------------------
Total current assets                                              42,098            53,334
-------------------------------------------------------------------------------------------
Property, plant, and equipment, net                              266,706           271,690
-------------------------------------------------------------------------------------------
Other assets:
   Investments                                                    41,792            43,627
   Goodwill, net of accumulated amortization                     468,845           443,781
   Deferred charges and other assets                              23,627            16,821
-------------------------------------------------------------------------------------------
Total other assets                                               534,264           504,229
-------------------------------------------------------------------------------------------
Total assets                                          $          843,068           829,253
===========================================================================================
                           Liabilities and Stockholders' Deficit
-------------------------------------------------------------------------------------------
Current liabilities:
   Accounts payable                                   $           14,671            20,664
   Current portion of long-term debt and other
     long-term liabilities                                        22,127             6,240
   Demand notes payable                                              407               427
   Accrued interest payable                                       16,739            10,501
   Other accrued liabilities                                      15,154            21,208
   Liabilities of discontinued operations                          4,461             5,065
   Liabilities held for sale                                          --               639
-------------------------------------------------------------------------------------------
Total current liabilities                                         73,559            64,744
-------------------------------------------------------------------------------------------
Long-term liabilities:
   Long-term debt, net of current portion                        803,578           798,486
   Preferred shares subject to mandatory redemption               96,699                --
   Liabilities of discontinued operations                          2,571             5,265
   Deferred credits and other long-term liabilities               12,463            13,449
-------------------------------------------------------------------------------------------
Total long-term liabilities                                      915,311           817,200
-------------------------------------------------------------------------------------------
Commitments and contingencies
Minority interest                                                     15                16
-------------------------------------------------------------------------------------------
Common stock subject to put options                                2,136             3,136
-------------------------------------------------------------------------------------------
Redeemable preferred stock                                            --            90,307
-------------------------------------------------------------------------------------------
Stockholders' deficit:
   Common stock                                                      499               499
   Additional paid-in capital                                    198,065           206,942
   Accumulated other comprehensive loss                            1,366            (1,132)
   Accumulated deficit                                          (347,883)         (352,459)
-------------------------------------------------------------------------------------------
Total stockholders' deficit                                     (147,953)         (146,150)
-------------------------------------------------------------------------------------------
Total liabilities and stockholders' deficit           $          843,068           829,253
===========================================================================================



                          FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                          Condensed Consolidated Statements of Operations

==================================================================================================
                                                   Three months ended       Twelve months ended
                                                      December 31,             December 31,
                                                  ----------------------  ------------------------
                                                    2003        2002        2003         2002
--------------------------------------------------------------------------------------------------
                                                              (Dollars in thousands)

Revenues                                        $    59,769      60,315     231,432       230,819
--------------------------------------------------------------------------------------------------
Operating expenses:
   Operating expenses, excluding depreciation
     and amortization and stock-based
     compensation                                    29,564      30,848     111,188       110,265
   Depreciation and amortization                     11,908      11,799      48,089        46,310
   Stock-based compensation                              15       1,121          15           924
--------------------------------------------------------------------------------------------------
Total operating expenses                             41,487      43,768     159,292       157,499
--------------------------------------------------------------------------------------------------
Income from operations                               18,282      16,547      72,140        73,320
--------------------------------------------------------------------------------------------------
Other income (expense):
   Net gain (loss) on sale of investments and
     other assets                                        13         124         608            34
   Interest and dividend income                         528         451       1,792         1,898
   Interest expense                                 (25,585)    (17,279)    (90,224)      (69,520)
   Impairment on investments                             --      (5,127)         --       (12,568)
   Equity in net earnings of investees                2,857       2,258      10,092         7,798
   Realized and unrealized gains (losses) on
     interest rate swaps                               (177)     (1,674)     (1,387)       (9,577)
   Other nonoperating, net                               --         441      (1,505)          441
--------------------------------------------------------------------------------------------------
Total other expense                                 (22,364)    (20,806)    (80,624)      (81,494)
--------------------------------------------------------------------------------------------------
Loss from continuing operations before
   income taxes                                      (4,082)     (4,259)     (8,484)       (8,174)
Income tax benefit (expense)                            486         (93)        236          (518)
Minority interest in income of subsidiaries              (1)         (1)         (2)           (2)
--------------------------------------------------------------------------------------------------
Loss from continuing operations                      (3,597)     (4,353)     (8,250)       (8,694)
--------------------------------------------------------------------------------------------------
Discontinued operations:
   Income (loss) from discontinued operations            --     (19,425)      1,929         2,433
   Income (loss) on disposal of assets of
   discontinued operations                              195      19,500       7,992        19,500
--------------------------------------------------------------------------------------------------
Income from discontinued operations                     195          75       9,921        21,933
--------------------------------------------------------------------------------------------------
Net income (loss)                                    (3,402)     (4,278)      1,671        13,239
Redeemable preferred stock dividends
   and accretion                                         --      (4,802)     (8,892)      (11,918)
Gain on repurchase of redeemable
   preferred stock                                       --          --       2,905            --
--------------------------------------------------------------------------------------------------
Net income (loss) attributed to common
   shareholders                                 $    (3,402)     (9,080)     (4,316)        1,321
==================================================================================================



                                        FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                                        Condensed Consolidated Statements of Cash Flows

==============================================================================================================================
                                                                                               Twelve months ended
                                                                                                   December 31,
                                                                                            2003                  2002
------------------------------------------------------------------------------------------------------------------------------
                                                                                               (Dollars in thousands)

Cash flows from operating activities:
    Net income                                                                     $              1,671                13,239
------------------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by
    operating activities of continuing operations:
       Income from discontinued operations                                                       (9,921)              (21,933)
       Dividends and accretion on shares subject to
         mandatory redemption                                                                     9,049                    --
       Amortization of debt issue costs                                                           4,171                 3,664
       Depreciation and amortization                                                             48,089                46,310
       Gain on early retirement of debt                                                          (3,465)                   --
       Write-off of debt issue costs                                                              4,968                    --
       Income from equity method investments                                                    (10,092)               (7,798)
       Other non cash items                                                                      (6,497)               15,421
       Changes in assets and liabilities arising from operations:
         Accounts receivable and other current assets                                            (4,572)                3,800
         Accounts payable and accrued expenses                                                    1,019                 3,046
         Income taxes                                                                              (149)                  379
         Other assets/liabilities                                                                (1,437)                 (496)
------------------------------------------------------------------------------------------------------------------------------
            Total adjustments                                                                    31,163                42,393
------------------------------------------------------------------------------------------------------------------------------
              Net cash provided by operating activities of continuing
                 operations                                                                      32,834                55,632
------------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities of continuing operations:
    Acquisitions of telephone properties                                                        (33,114)                   --
    Net capital additions                                                                       (33,218)              (38,426)
    Distributions from investments                                                               10,775                 9,018
    Net proceeds from sales of investments and other assets                                       2,100                   448
    Other, net                                                                                     (553)               (1,298)
------------------------------------------------------------------------------------------------------------------------------
       Net cash used in investing activities of continuing operations                           (54,010)              (30,258)
------------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities of continuing operations:
    Debt issue costs                                                                            (15,593)                  (63)
    Proceeds from issuance of long-term debt                                                    317,680               129,080
    Repayments of long-term debt                                                               (294,414)             (140,560)
    Repurchase of preferred and common stock                                                     (9,649)               (1,003)
------------------------------------------------------------------------------------------------------------------------------
       Net cash used in financing activities of
         continuing operations                                                                   (1,976)              (12,546)
------------------------------------------------------------------------------------------------------------------------------
       Net cash contributed to (from) continuing operations (from)
         to discontinued operations                                                              23,361               (10,353)
------------------------------------------------------------------------------------------------------------------------------
       Net increase in cash                                                                         209                 2,475
Cash, beginning of period                                                                         5,394                 2,919
------------------------------------------------------------------------------------------------------------------------------
Cash, end of period                                                                $              5,603                 5,394
==============================================================================================================================
Supplemental disclosures of noncash financing activities:
    Redeemable preferred stock issued in connection with long-
       term debt settlement                                                        $                 --                93,861
==============================================================================================================================
    Long-term debt forgiveness in connection with Carrier
       Services' debt settlement                                                   $                 --                 2,000
==============================================================================================================================
    Redeemable preferred stock dividends paid in kind                              $              8,163                10,918
==============================================================================================================================
    Gain on repurchase of redeemable preferred stock                               $              2,905                    --
==============================================================================================================================
    Accretion of redeemable preferred stock                                        $                729                 1,000
==============================================================================================================================
    Long-term debt issued in connection with Carrier Services'
       interest rate swap settlement                                               $                 --                 3,003
==============================================================================================================================
    Long-term debt issued in connection with Carrier Services'
       Tranche B interest payment                                                  $              1,548                   887
==============================================================================================================================